ACQUISTION OF  SURGICAL INNOVATION  ASSOCIATES (SIA), INC. DECEMBER 01, 2022 Confidential ‐ For internal use only

Legal Information 2 Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this  release. All statements, other than statements of historical fact, are statements that could be deemed forward‐looking statements. Some of these forward‐looking statements may contain words like “will,” “believe,” “may,”  “can,” “could,” “would,” “might,” “project,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” “target,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates.  Forward‐looking statements contained in this news release include, but are not limited to, statements concerning the anticipated satisfaction of the customary closing conditions of the acquisition of Surgical Innovation  Associates, Inc. (“SIA”), the expected strategic and financial benefits of the SIA acquisition; the Company’s business plans, objectives, expectations, opportunities and intentions following the acquisition, the Company’s  liquidity and financial position; future financial performance, including projections for revenues, expected revenue growth (both reported and organic) and GAAP and adjusted earnings per diluted share and other items.  Statements of past performance, efforts, or results about which assumptions or inferences may be made can also be forward‐looking statements and are not indicative of future performance or results. Such forward‐looking  statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, the following: the impact of COVID‐ 19 (and any subsequent variants) and its effects on our employees, customers, patients, suppliers and distributors, including the economic impacts of the various recommendations, orders and protocols issued by  governmental agencies and other regulatory bodies (including any periodic reimplementation of preventative measures in various global locations) in response to the continual evolution of the pandemic; macroeconomic  conditions, including inflation, disruptions to the global supply chain, fluctuations in currency exchange rates, weakness in general economic conditions and recessions; the Company's ability to execute its operating plan  effectively; the Company’s ability to execute the acquisition of SIA and successfully integrate SIA and its other acquired businesses; the Company’s ability to achieve sales growth in a timely fashion and execute on its channel  reorganization in its Tissue Technologies segment; the Company's ability to manufacture and ship sufficient quantities of its products to meet its customers' demands; the ability of third‐party suppliers to supply us with raw  materials and finished products; global macroeconomic and political conditions; the Company's ability to manage its direct sales channels effectively; the sales performance of third‐party distributors on whom the Company  relies to generate revenue for certain products and geographic regions; the Company's ability to access and maintain relationships with customers of acquired entities and businesses; physicians' willingness to adopt and  third‐party payors' willingness to provide or maintain reimbursement for the Company's recently launched, planned and existing products; initiatives launched by the Company's competitors; downward pricing pressures  from customers; the Company's ability to secure regulatory approval for products in development; the Company's ability to remediate quality systems violations; fluctuations in hospitals' spending for capital equipment; the  Company's ability to comply with and obtain approvals for products of human origin and comply with regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses,  including costs to procure and manufacture our products; the impact of changes in management or staff levels; the impact of goodwill and intangible asset impairment charges if future operating results of acquired  businesses are significantly less than the results anticipated at the time of the acquisitions, the Company's ability to leverage its existing selling organizations and administrative infrastructure; the Company's ability to  increase product sales and gross margins, and control non‐product costs; the Company’s ability to achieve anticipated growth rates, margins and scale and execute its strategy generally; the amount and timing of divestiture,  acquisition and integration‐related costs; the geographic distribution of where the Company generates its taxable income; new U.S. and foreign government laws and regulations, and changes in existing laws, regulations and  enforcement guidance, which affect areas of our operations including, but not limited to, those affecting the health care industry, including the EU Medical Devices Regulation; fluctuations in foreign currency exchange rates;  the amount of our bank borrowings outstanding and other factors influencing liquidity ; and the economic, competitive, governmental, technological, and other risk factors and uncertainties identified under the heading  “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10‐K for the year ended December 31, 2021 and information contained in subsequent filings with the Securities and Exchange Commission. These forward‐looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward‐looking statements, whether as a result of new information, future events,  or otherwise.

Non‐GAAP Financial Measures 3 This presentation includes anticipated changes to our adjusted earnings per diluted share, which is a non‐GAAP measure, in connection with the announced transaction.  The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares  outstanding. The measure of adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) divestiture, acquisition and integration‐ related charges; (iii) EU Medical Device Regulation‐related charges; (iv) intangible asset amortization expense; and (v) income tax impact from adjustments.  The Company believes that the presentation of adjusted earnings per diluted share measure provides important supplemental information to management and investors  regarding financial and business trends relating to the Company’s financial condition and results of operations. Management uses such non‐GAAP financial measure when  evaluating operating performance because we believe that the inclusion or exclusion of the items described above, for which the amounts and/or timing may vary  significantly depending upon the Company’s divestiture, acquisition, integration, and restructuring activities, for which the amounts are non‐cash in nature, or for which  the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial  condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. This measure should be  considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company provided the foregoing forward‐looking expectations regarding adjusted earnings per diluted share but has not provided a reconciliation to GAAP earnings  per share, because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort.  Specifically, the financial impact and timing of divestitures, acquisitions, integrations, structural optimization and efforts to comply with the EU Medical Device Regulation  are uncertain, depend on various dynamic factors and are not reasonably ascertainable at this time. These expense items could have a material impact on GAAP results.

Confidential – For Internal Use Only Acquisition overview & strategic rationale 4 Strategic  Rationale SIA Business  Description • Private company headquartered in Chicago, IL, founded in 2016 by plastic surgeons and entrepreneurs • Founded to commercialize resorbable synthetic mesh for use in plastic and reconstructive surgery • DuraSorb® monofilament mesh 510k cleared for reinforcement of soft tissue; 2022E revenue ~$5M  • SIA is only company with an active enrolling U.S. Investigational Device Exemption (IDE) trial for soft tissue support in  implant‐based breast reconstruction (IBBR) Key Deal Terms • Acquisition structured as a merger • $50M at closing, and up to $90M in milestones • Deal expected to be accretive in Year 3 (2025); ROIC to exceed 10% in year 5 (2027) • Subject to the satisfaction of customary conditions; acquisition expected to close in December 2022 • Breast reconstruction represents an attractive growth opportunity for surgical matrix business; historically dominated by  human derived surgical matrices • Today, there are no FDA‐approved surgical matrices for IBBR • Integra’s SurgiMend® PRS (a xenograft) is subject of the 1st premarket approval (PMA) application for an IBBR surgical  matrix; we submitted and held a panel review meeting with FDA in 2021, and anticipate amendment submission in mid‐ 2023 with approval for sub‐pectoral IBBR in 2024 • DuraSorb (a resorbable synthetic matrix) expected to be 2nd to receive PMA, in 2025/2026, for both sub‐pectoral and  pre‐pectoral IBBR • As U.S. market faces potential for disruption through shifting surgical techniques, value‐based care trends, and  regulatory actions, we anticipate a shift towards xenograft and resorbable synthetic surgical matrix solutions  • By offering two distinct product solutions to plastic and reconstructive surgeons, Integra can build a leading position by  addressing various clinical, contracting and economic needs across different sites of care   s    rger      t   0  in  ilestones l        r tiv  in Year 3 (2025); ROIC to exc ed 10% in year 5 (2027) j       i f ti   f c sto ary conditions; acquisition expected to close in December 20 2

Global breast reconstruction market represents attractive opportunity for surgical matrix business, historically dominated by human derived surgical matrices

Global Addressable Market

2021


Europe
MEA/LAPAC
~$600M
12% CAGR*
U.S.

U.S. Volume by Category

2021


Human ADM
95%
Trending
5%
Trending
Resorbable Synthetic Mesh
2%
3%
Xenograft ADM

Key Market Drivers

- Insurance coverage influences reconstructive choices
- Growing patient awareness & education
- Rapid adoption of pre-pectoral technique

Factors Driving U.S. Disruption

- Continued shift to hospital outpatient driven by cost efficiency
- Limited sizes, inconsistent tissue quality/supply for human matrices
- U.S. regulatory requirements for expanded label market entry

Large, fast-growing market ripe for disruption & innovation

Source: LSI, SmarTrak 2022
*Weighted average CAGR

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INTEGRA

Anticipated disruption in U.S. breast reconstruction landscape via shifting surgical techniques, value-based care trends, and regulatory actions

Procedural Technique

Sub-Pectoral → Pre-Pectoral



~80% IBBR procedures involving use of a surgical matrix

+50% IBBR procedures now performed using pre-pectoral technique

2x Pre-pectoral technique uses larger matrices, increasing cost

Surgical Matrix Types

Type	Cost
Human ADM	$$$
Xenograft ADM e.g., SurgiMend	$$
Resorbable Synthetic Mesh e.g., DuraSorb	$

Regulatory Landscape

FDA The Food and Drug Administration

Currently no surgical matrices are FDA-approved for implant-based breast reconstruction (IBBR)

FDA requires companies to submit for pre-market approval (PMA) for specific indication in IBBR

Integra well positioned to capitalize on disruption with SurgiMend PRS and DuraSorb

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Sources: IQVIA 2022; Internal Market Research

For internal use only

INTEGRA

SurgiMend PRS collagen matrix targeting expanded-label market entry in 2024



First to PMA* with Fewer Complications
SurgiMend PRS
Cost-Effective
Strong, Flexible, Consistent Material

Product

- **Acellular dermal matrix** derived from **fetal bovine**
- Currently indicated for soft tissue reinforcement where weakness exists

Affordability & Site of Care

- **30%** more affordable than human derived surgical matrices
- **Higher acuity** sites of care (i.e., hospital outpatient)

Clinical & Regulatory

- **First and only** manufacturer to have submitted a PMA (2021 submission and panel meeting)
- Under active review for **sub-pectoral IBBR**; amendment submission planned for mid-2023, approval expected in 2024
- Leverages a real world, historic dataset from the **Mastectomy Research Outcomes Consortium (MROC) study**

With SurgiMend PRS, Integra is a leading contender today to capture opportunity in this market

*Pending FDA approval

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DuraSorb monofilament mesh targeting expanded-label market entry in 2025/2026


2nd to PMA* with Pre + Sub Procedures
DuraSorb
Cost-Effective
Strong, Trusted Resorbable Material

Product

- Soft, warp-knit monofilament **macro-porous resorbable mesh**
- Indicated for reinforcement of soft tissue where weakness exists

Affordability & Site of Care

- **60%** more affordable than human derived surgical matrices
- Accessible to **lower acuity** sites of care (i.e., ambulatory surgical center)

Clinical & Regulatory

- **First and only active, prospective**, multi-center enrolling **IDE trial** in the U.S. with enrollment ~70% complete
- Evaluating use in two stage **sub-pectoral and pre-pectoral** IBBR to obtain PMA, expected in 2025/2026
- Additional 500 patient registry active with up to 3 years follow up

DuraSorb poised to become the clinical leader in the resorbable synthetic mesh category for IBBR

*Pending FDA approval

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Integra poised for leadership position in IBBR with both xenograft and resorbable synthetic portfolio offerings



SurgiMend

Portfolio Advantages



DuraSorb

Clinical & Cost Efficacy

- Clinical advantages across a **broader range of procedures**
- Enables delivery of **cost-effective solutions** to distinct segments **across varied sites of care**

First Mover Advantage

- SurgiMend PRS PMA **Expected First** (Sub-Pectoral)
- DuraSorb PMA **Next** (Sub-Pectoral and **Pre-Pectoral**)
- No other companies have submitted a PMA

Commercial Synergy

- Expanded sales & marketing footprint
- Strengthens contracting position across categories

Two distinct solutions to address varying clinical, contracting, and economic needs across different sites of care

9

INTEGRA

SIA acquisition adds resorbable synthetic technology to Integra's strong capabilities in soft tissue reconstruction

1. Brings us closer to reaching our ambition of becoming a global leader in breast reconstruction with future FDA approvals, evidence generation and pipeline investments with revenue opportunity of ~$200M by 2030 for SurgiMend and DuraSorb

2. Transaction expected to be $0.06 dilutive in Year 1, and turn accretive by Year 3 (2025)
   - ROIC to exceed 10% by Year 5 (2027)
   - 2022E Sia revenue ~$5M; gross margin > 75%

3. Plans to initiate a $150M share repurchase in early 2023;
   Benefit to adjusted EPS expected to largely offset Year 1 dilution of Sia acquisition

Highly strategic acquisition that advances our market leadership ambitions

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INTEGRA